Events After the Reporting Period	6 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Period	Events After the Reporting Period
Transition agreements
In July 2024, through its subsidiary, Connect HK, the Company has entered into an employment transition agreement (the “Wubin Pan Transition Agreement”) with Wubin Pan, Ph.D. Pursuant to the Wubin Pan Transition Agreement, Dr. Wubin Pan has agreed to serve as a non-executive employee in the role of General Manager of Greater China Operations of the Company until the earlier of (i) December 31, 2024, or (ii) the date on which Dr. Wubin Pan’s employment terminates.
While Dr. Wubin Pan continues to serve as General Manager of Greater China Operations, he will receive an initial base salary of US$512,000 per year, remain bonus eligible with the same target bonus opportunity as currently in effect, and participate in the Company’s employee benefit plans.